[LOGO] Merrill Lynch   Investment Managers

Semi-Annual Report

May 31, 2001

MuniYield
New Jersey
Fund, Inc.

www.mlim.ml.com

MUNIYIELD NEW JERSEY FUND, INC.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

DEAR SHAREHOLDER

For the six-month period ended May 31, 2001, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.418 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.77%, based on a month-end net asset value of $14.53 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.94%, based on a change in per share net asset value from $13.99 to $14.53, and assuming reinvestment of $0.414 per share income dividends.

For the six-month period ended May 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 3.54% for Series A and 3.35% for Series B.

The Municipal Market Environment

During the six months ended May 31, 2001, long-term US Treasury fixed-income bond yields remained relatively unchanged. In late 2000 and early 2001, investors focused on the actions taken by the Federal Reserve Board to reverse the ongoing US economic slowdown. Economic growth, as measured by US gross domestic product, fell to the 1%-2% range in early 2001 after expanding at more than 5% during the first half of 2000. In mid-December 2000, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases initiated in February 2000. Citing declining consumer confidence and weakening industrial production, the Federal Reserve Board lowered short-term interest rates in January and February 2001, in an effort to promote stronger US economic growth. Given continued weak equity markets, investors focused on the declining supply of US Treasury securities and forecasts of sizable Federal budgetary surpluses. This positive economic environment fostered a significant decline in US Treasury bond yields. By the end of February 2001, US Treasury bond rates declined approximately 30 basis points (0.30%) to 5.30%.

Despite additional actions by the Federal Reserve Board in April and May, fixed-income securities were unable to maintain their earlier market gains. Recovering US stock markets, especially the NASDAQ, caused many investors to reallocate assets out of US Treasury securities to equities. Additionally, many investors believed that the 250 basis point decline in short-term interest rates engineered by the Federal Reserve Board over the past five months would eventually rekindle a strong US economy with concomitant inflationary pressures. In recent months, recovering equity markets, renewed inflationary fears, and the expectation that the US economy will resume strong growth in late 2001, put consistent pressures on fixed-income issues. By the end of May 2001, long-term US Treasury bond yields rose to 5.75%, an increase of approximately 15 basis points over the last six months.

During the last six months, tax-exempt bond yields also reacted to the Federal Reserve Board's actions and equity market volatility. However, this reaction was muted in both intensity and degree. In late 2000 and early 2001, municipal bond yields traded in a narrow range, supported by a strong US Treasury market and continued investor demand. As it became apparent that any proposed changes in the Federal tax system were unlikely to have any immediate, material impact upon existing Federal tax brackets, tax-exempt bond yields responded by moving higher in early 2001. By the end of February, long-term uninsured revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 25 basis points to end the period at 5.50%. Similar to the US Treasury market, tax-exempt bond yields were pushed higher during the remainder of the period by equity market improvement in April, as well as the possibility that the Federal Reserve Board was close to the end of its current interest rate easing cycle. At the end of May 2001, long-term municipal bond yields rose to approximately 5.60%, although over the past six months they declined approximately 15 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during May 2001. Historically low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $125 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the three-month period ended May 31, 2001, tax-exempt bond issuance was particularly heavy with more than $70 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended May 31, 2000. More than $27 billion in municipal securities was issued in May 2001, a 20% increase compared to May 2000.

Historically, May has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have reached $3 billion compared to new net cash outflows of nearly $12 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 250 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

As a result of the favorable conditions in the tax-exempt market during the six-month period ended May 31, 2001, we maintained a fully invested position. This strategy initially reflected the expectation that long-term interest rates would respond favorably to an anticipated shift in monetary policy brought on by mounting evidence of a weakening economy. The municipal market did rally strongly at year end, largely discounting the aggressive manner in which the Federal Reserve Board has since attempted to spur economic growth. Subsequently, we sought to preserve our gains and reduced the Fund's overall sensitivity to interest rate volatility, while still keeping cash reserves at a minimum level. The prospect of continued accommodation in monetary policy was perceived as especially constructive for closed-end leveraged funds, since borrowing costs were expected to decline in sympathy with the anticipated decline in short-term interest rates.

As a consequence, our strategy for the remainder of the past six months was to enhance the portfolio's distribution yield within the context of a reduced level of interest rate risk. We achieved this by shortening the portfolio's weighted average maturity and concentrating on the acquisition of investments in the 15-year-20-year maturity range, where roughly 95% of the yield available for longer-dated securities was captured. Furthermore, the higher degree of liquidity associated with this maturity range should provide us with additional flexibility should circumstances warrant a change in the investment outlook.

Municipal issuance in New Jersey continued to lag national totals by a significant margin. During the six months ended May 31, 2001, the principal amount of long-term, new-issue supply within the state declined 57%, compared to levels from a year ago and in contrast to the overall increase of almost 43%. While last year's measure was distorted by the New Jersey Turnpike Authority's large bond issue


                                     2 & 3

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

in March 2000, the relative shortage this year has caused investors to bid up the value of most New Jersey bonds. Strong individual investor demand has exacerbated the current imbalance so that both the secondary and primary markets have remained aggressively bid. While these circumstances are generally favorable for the value of investors' holdings, they also complicate efforts to implement changes in portfolio structure and strategy. With such limited availability of fairly priced, well-structured securities in the marketplace, the risk associated with outright sales of existing holdings becomes more significant. As a consequence, the Fund's cash reserves will likely remain at current low levels until supply constraints begin to loosen.

Despite evidence of broadening weakness in the nation's economy, New Jersey finances remained healthy, partly because of high levels of employment and personal income as well as a large and diverse economic base. While the state expects to end its fiscal year with a budgetary surplus in excess of $1 billion, recent estimates released by the New Jersey Office of Legislative Services suggest there may be modest downward revisions in the administration's current revenue projections. In March, the New Jersey Economic Development Authority issued $500 million in school facility construction bonds, marking the first issuance in the state's $8 billion bond program for K-12 school construction.

The Fund's cost of borrowing has declined modestly throughout the past six months, reflecting the Federal Reserve Board's policy actions since January, which were designed to stimulate economic growth. It appears likely the Federal Reserve Board will continue to lower interest rates until more clear-cut signs of an economic turnaround emerge. If these expectations prove accurate, market rates for the Fund's outstanding Preferred Stock should move somewhat lower in the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

June 26, 2001

PROXY RESULTS

During the six-month period ended May 31, 2001, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:               Terry K. Glenn                  12,346,883           107,750
                                                James H. Bodurtha               12,345,683           108,950
                                                Herbert I. London               12,345,683           108,950
                                                Roberta Cooper Ramo             12,344,170           110,463
----------------------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2001, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2001. The description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted      Shares Withheld
                                                                                    For            From Voting
----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Herbert I. London, Joseph L. May, Andre F. Perold and Roberta Cooper Ramo
   as follows:
                                                Series A                             2,352                 4
                                                Series B                             1,487                 0
----------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount  Issue                                                                          Value
====================================================================================================================================
New Jersey--92.6%   AAA      Aaa      $ 2,500  Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                               (County Guaranteed), 6.15% due 10/01/2004 (d)(g)                             $  2,758
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,815  Cape May County, New Jersey, Industrial Pollution Control Financing
                                               Authority Revenue Bonds (Atlantic City Electric Company Project),
                                               AMT, Series A, 7.20% due 11/01/2029 (d)                                         4,244
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        3,930  Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                               Bonds, RIB, Series 396, 8.852% due 1/01/2019 (c)(e)                             4,565
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        1,425  East Orange, New Jersey, Board of Education, COP, 5.32%** due 8/01/2017 (c)       618
                    ----------------------------------------------------------------------------------------------------------------
                                               Gloucester County, New Jersey, Improvement Authority, Solid Waste Resource
                                               Recovery Revenue Refunding Bonds (Waste Management Inc. Project):
                    BBB      NR*        1,180    AMT, Series B, 7% due 12/01/2029                                              1,286
                    BBB      NR*        2,000    Series A, 6.85% due 12/01/2029                                                2,181
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,880  Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                                               6.60% due 12/01/2021 (d)                                                        5,103
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      NR*       13,950  Hudson County, New Jersey, Improvement Authority, Facility Lease
                                               Revenue Refunding Bonds (Hudson County Lease Project), 5.375%
                                               due 10/01/2024 (b)                                                             14,190
                    ----------------------------------------------------------------------------------------------------------------
                    AA       Aa2        2,600  Jersey City, New Jersey, School, GO, 6.65% due 2/15/2002 (g)                    2,721
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,350  Middlesex County, New Jersey, Improvement Authority, Utility System
                                               Revenue Bonds (Perth Amboy Project), Series B, 5.86%** due 9/01/2023 (a)          724
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,000  New Brunswick, New Jersey, Housing Authority, Lease Revenue Refunding Bonds,
                                               4.625% due 7/01/2024 (b)                                                        3,687
                    ----------------------------------------------------------------------------------------------------------------
                    BBB-     NR*        1,500  New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village), Series C,
                                               5.50% due 1/01/2028                                                             1,200
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, First Mortgage Revenue Refunding Bonds (Fellowship Village),
                                               Series A:
                    BBB-     NR*        1,250    5.50% due 1/01/2018                                                           1,070
                    BBB-     NR*        5,000    5.50% due 1/01/2025                                                           4,100
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        5,575  New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                               (NUI Corporation), RIB, Series 371, 9.52% due 10/01/2022 (a)(e)                 6,384
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Revenue Bonds:
                    AAA      Aaa        2,400    (Educational Testing Service), Series B, 6.25% due 5/15/2005 (d)(g)           2,673
                    NR*      Aaa        7,385    (Saint Barnabas Project), Series A, 5.57%** due 7/01/2022 (d)                 2,426
                    NR*      Aaa        7,445    (Saint Barnabas Project), Series A, 6.30%** due 7/01/2024 (d)                 2,191
                    AAA      Aaa        5,000    School Facilities--Construction, GO, Series A, 5.25% due 6/15/2019 (a)        5,058
                    AAA      Aaa       10,000    (Transportation Project), Sublease, Series A, 5.875% due 5/01/2015 (c)       10,735
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,500  New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                                               6.50% due 7/01/2024 (c)                                                         2,728
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      NR*       15,250  New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                               (Garden State Paper Company), 7.125% due 4/01/2002 (g)                         16,072
                    ----------------------------------------------------------------------------------------------------------------
                    NR*      Aaa        3,335  New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series 417,
                                               10.47% due 11/01/2034 (b)(e)                                                    3,959
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water
                                               of New Jersey Inc. Project), VRDN (a)(f):
                    A1+      VMIG1@     2,300    AMT, Series C, 3.25% due 11/01/2025                                           2,300
                    A1+      VMIG1@     2,700    Series A, 3% due 11/01/2026                                                   2,700
                    A1+      VMIG1@       700    Series B, 3.20% due 11/01/2025                                                  700
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        5,975  New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                               Infrastructure), Series A, 5.25% due 9/01/2017                                  6,097
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                    AAA      Aaa        4,000    (Robert Wood University), 5.70% due 7/01/2020 (a)                             4,193
                    NR*      Baa1       4,200    (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023               4,035
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                    A-       A3         6,060    (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                 6,381
                    BBB      NR*        2,000    (Christian Health Care Center), Series A, 5.25% due 7/01/2013                 1,762
                    BBB+     NR*        5,500    (Holy Name Hospital), 6% due 7/01/2025                                        4,964
                    AAA      NR*        2,845    (Jersey Shore Medical Center), 6.75% due 7/01/2004 (a)(g)                     3,168
                    AAA      Aaa        2,155    (Jersey Shore Medical Center), 6.75% due 7/01/2019 (a)                        2,361
                    AAA      Aaa        1,500    (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)            1,513
                    AAA      Aaa        2,250    (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)           2,283
                    AAA      Aaa        2,195    (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)            2,196
                    AAA      Aaa        1,000    (Monmouth Medical Center), Series C, 6.25% due 7/01/2004 (c)(g)               1,100
                    AAA      Aaa        1,700    (Saint Barnabas Hospital), Series B, 5.035%** due 7/01/2018 (d)                 696
                    AAA      Aaa        1,970    (Saint Barnabas Hospital), Series B, 5.044%** due 7/01/2020 (d)                 723
                    AAA      Aaa        2,365    (Saint Barnabas Hospital), Series B, 5.044%** due 7/01/2021 (d)                 821
                    AAA      Aaa        5,500    (Saint Barnabas Hospital), Series B, 5.05%** due 7/01/2023 (d)                1,710
                    BBB-     Baa3       2,450    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                 2,116
                    BBB-     Baa3       2,075    (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027                 1,733
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority, Higher Educational
                                               Revenue Bonds (Saint Peters College), Series B (g):
                    BBB      Baa3       3,355    6.80% due 7/01/2002                                                           3,560
                    BBB      Baa3       3,600    6.85% due 7/01/2002                                                           3,822
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey State Educational Facilities Authority Revenue Bonds
                                               (Rowan University), Series B (b):
                    AAA      Aaa        1,730    5.25% due 7/01/2017                                                           1,757
                    AAA      Aaa        1,620    5.25% due 7/01/2018                                                           1,640
                    ----------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
M/F       Multi-Family
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes


                                      6 & 7

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount  Issue                                                                         Value
====================================================================================================================================
New Jersey                                     New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
(concluded)         AAA      Aaa      $ 2,225  (Ramapo College), Series G, 4.625% due 7/01/2022 (a)                         $  2,061
                    A        A3         6,030  (Stevens Institute of Technology), Series A, 6.80% due 7/01/2002 (g)            6,398
                    ----------------------------------------------------------------------------------------------------------------
                    AA+      Aa1        2,105  New Jersey State, GO, AMT, 7.05% due 7/15/2005 (g)                              2,401
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       10,000  New Jersey State Higher Education Assistance Authority, Student Loan
                                               Revenue Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                          10,124
                    ----------------------------------------------------------------------------------------------------------------
                    AA-      A1         2,500  New Jersey State Highway Authority, Garden State Parkway, General
                                               Revenue Refunding Bonds, 5.625% due 1/01/2030                                   2,600
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                               Bonds, AMT (d):
                    AAA      Aaa        5,350    Series CC, 5.80% due 10/01/2020                                               5,476
                    AAA      Aaa        5,035    Series M, 7% due 10/01/2026                                                   5,319
                    AAA      Aaa        3,335    Series U, 5.60% due 10/01/2012                                                3,532
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,000  New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                               Revenue Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                     2,067
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        7,150  New Jersey State Transit Corporation, COP, 6.50% due 10/01/2016 (c)             7,904
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        3,710  New Jersey State Transportation Trust Fund Authority, Transportation
                                               System Revenue Bonds, Series A, 5% due 6/15/2018 (c)                            3,685
                    ----------------------------------------------------------------------------------------------------------------
                                               New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                                               Series A (d):
                    AAA      Aaa        3,000    6% due 1/01/2011                                                              3,372
                    AAA      Aaa        5,000    5.75% due 1/01/2019                                                           5,266
                    ----------------------------------------------------------------------------------------------------------------
                    AA-      Aa         1,865  New Jersey Wastewater Treatment Trust Revenue Bonds, Series A, 6.50%
                                               due 4/01/2004 (g)                                                               2,052
                    ----------------------------------------------------------------------------------------------------------------
                                               North Brunswick Township, New Jersey, GO:
                    NR*      A1         1,190    6.50% due 5/15/2012                                                           1,244
                    NR*      A1         1,400    6.50% due 5/15/2013                                                           1,463
                    ----------------------------------------------------------------------------------------------------------------
                    AA-      A1         5,000  Port Authority of New York and New Jersey, Consolidated Revenue Bonds,
                                               93rd Series, 6.125% due 6/01/2094                                               5,588
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        4,435  Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts,
                                               AMT, Class R, Series 10, 8.783% due 1/15/2017 (c)(e)                            4,846
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa       16,490  Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                               DRIVERS, Series 153, 7.38% due 9/15/2012 (b)(e)                                17,387
                    ----------------------------------------------------------------------------------------------------------------
                    AAA      Aaa        2,500  Port Authority of New York and New Jersey, Special Obligation Revenue
                                               Bonds (JFK International Air Terminal Project), AMT, Series 6, 5.75%
                                               due 12/01/2022 (d)                                                              2,590
                    ----------------------------------------------------------------------------------------------------------------
                                               Port Authority of New York and New Jersey, Special Obligation Revenue
                                               Refunding Bonds (Versatile Structure Obligation), VRDN (f):
                    A1+      VMIG1@     4,300    AMT, Series 6, 3.10% due 12/01/2017                                           4,300
                    A1+      VMIG1@     1,700    Series 3, 2.90% due 6/01/2020                                                 1,700
                    ----------------------------------------------------------------------------------------------------------------
                    AA       Aa3        3,985  Rutgers State University, New Jersey, Revenue Bonds, Series A, 4.75%
                                               due 5/01/2029                                                                   3,684
                    ----------------------------------------------------------------------------------------------------------------
                    AA       Aa3        1,000  Rutgers State University, New Jersey, Revenue Refunding Bonds
                                               (State University of New Jersey), Series A, 6.50% due 5/01/2018                 1,042
                    ----------------------------------------------------------------------------------------------------------------
                                               Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                               Refunding Bonds (Ogden Martin System of Union), AMT, Series A (a):
                    AAA      Aaa        1,585    5.375% due 6/01/2017                                                          1,614
                    AAA      Aaa        1,175    5.375% due 6/01/2018                                                          1,192
                    ----------------------------------------------------------------------------------------------------------------
                                               West Windsor--Plainsboro, New Jersey, Regional School District, GO,
                                               Refunding (b):
                    AAA      Aaa        2,500    4.75% due 9/15/2020                                                           2,373
                    AAA      Aaa        2,500    4.75% due 9/15/2021                                                           2,363
                    AAA      Aaa        2,500    4.75% due 9/15/2024                                                           2,343
====================================================================================================================================
Puerto Rico--5.8%   AAA      Aaa       17,500  Puerto Rico Public Buildings Authority Revenue Bonds
                                               (Government Facilities), Series B, 5.25% due 7/01/2021 (d)                     17,718
====================================================================================================================================
                    Total Investments (Cost--$288,344)--98.4%                                                                298,708
                    Other Assets Less Liabilities--1.6%                                                                        4,880
                                                                                                                            --------
                    Net Assets--100.0%                                                                                      $303,588
                                                                                                                            ========
====================================================================================================================================

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at May 31, 2001.
(g)   Prerefunded.
 *    Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 @    Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                     8 & 9

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of May 31, 2001
====================================================================================================================================
Assets:           Investments, at value (identified cost--$288,344,019) ..............................                  $298,708,187
                  Cash ...............................................................................                        64,554
                  Interest receivable ................................................................                     5,125,841
                  Prepaid expenses and other assets ..................................................                         9,869
                                                                                                                        ------------
                  Total assets .......................................................................                   303,908,451
                                                                                                                        ------------
====================================================================================================================================
Liabilities:      Payables:
                     Dividends to shareholders .......................................................   $    192,988
                     Investment adviser ..............................................................        103,880        296,868
                                                                                                         ------------
                  Accrued expenses and other liabilities .............................................                        23,855
                                                                                                                        ------------
                  Total liabilities ..................................................................                       320,723
                                                                                                                        ------------
====================================================================================================================================
Net Assets:       Net assets .........................................................................                  $303,587,728
                                                                                                                        ============
====================================================================================================================================
Capital:          Capital Stock (200,000,000 shares authorized):
                     Preferred Stock, par value $.05 per share (3,900 shares of AMPS* issued and
                     outstanding at $25,000 per share liquidation preference) ........................                  $ 97,500,000
                     Common Stock, par value $.10 per share (14,182,113 shares issued and outstanding)   $  1,418,211
                  Paid-in capital in excess of par ...................................................    203,993,525
                  Undistributed investment income--net ...............................................      1,463,761
                  Accumulated realized capital losses on investments--net ............................    (11,151,937)
                  Unrealized appreciation on investments--net ........................................     10,364,168
                                                                                                         ------------
                  Total--Equivalent to $14.53 net asset value per share of Common Stock
                  (market price--$14.18) .............................................................                   206,087,728
                                                                                                                        ------------
                  Total capital ......................................................................                  $303,587,728
                                                                                                                        ============
====================================================================================================================================

            *     Auction Market Preferred Stock.

                  See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                  For the Six Months Ended May 31, 2001
====================================================================================================================================
Investment        Interest and amortization of premium and discount earned ...........................                  $  8,631,815
Income:
====================================================================================================================================
Expenses:         Investment advisory fees ...........................................................   $    759,094
                  Commission fees ....................................................................        118,581
                  Accounting services ................................................................         45,272
                  Professional fees ..................................................................         44,281
                  Transfer agent fees ................................................................         33,062
                  Printing and shareholder reports ...................................................         17,000
                  Listing fees .......................................................................         15,779
                  Custodian fees .....................................................................         11,026
                  Directors' fees and expenses .......................................................         10,990
                  Pricing fees .......................................................................          5,736
                  Other ..............................................................................          7,437
                                                                                                         ------------
                  Total expenses .....................................................................                     1,068,258
                                                                                                                        ------------
                  Investment income--net .............................................................                     7,563,557
                                                                                                                        ------------
====================================================================================================================================
Realized &        Realized gain on investments--net ..................................................                     3,293,692
Unrealized        Change in unrealized appreciation on investments--net ..............................                     4,385,192
Gain on                                                                                                                 ------------
Investments--     Net Increase in Net Assets Resulting from Operations ...............................                  $ 15,242,441
Net:                                                                                                                    ============
====================================================================================================================================

                  See Notes to Financial Statements.


                                    10 & 11

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the         For the
                                                                                                         Six Months      Year Ended
                                                                                                        Ended May 31,   November 30,
                  Increase (Decrease) in Net Assets:                                                        2001            2000
====================================================================================================================================
Operations:       Investment income--net ............................................................   $  7,563,557   $ 13,589,491
                  Realized gain (loss) on investments--net ..........................................      3,293,692     (6,776,905)
                  Change in unrealized appreciation/depreciation on investments--net ................      4,385,192     15,787,427
                                                                                                        ------------   ------------
                  Net increase in net assets resulting from operations ..............................     15,242,441     22,600,013
                                                                                                        ------------   ------------
====================================================================================================================================
Dividends to      Investment income--net:
Shareholders:        Common Stock ...................................................................     (5,876,558)   (10,342,123)
                     Preferred Stock ................................................................     (1,685,163)    (3,418,395)
                                                                                                        ------------   ------------
                  Net decrease in net assets resulting from dividends to shareholders ...............     (7,561,721)   (13,760,518)
                                                                                                        ------------   ------------
====================================================================================================================================
Capital Stock     Proceeds from issuance of Common Stock resulting from reorganization ..............             --     65,807,130
Transactions:     Proceeds from issuance of Preferred Stock resulting from reorganization ...........             --     37,500,000
                                                                                                        ------------   ------------
                  Net increase in net assets derived from capital stock transactions ................             --    103,307,130
                                                                                                        ------------   ------------
====================================================================================================================================
Net Assets:       Total increase in net assets ......................................................      7,680,720    112,146,625
                  Beginning of period ...............................................................    295,907,008    183,760,383
                                                                                                        ------------   ------------
                  End of period* ....................................................................   $303,587,728   $295,907,008
                                                                                                        ============   ============
====================================================================================================================================
                 *Undistributed investment income--net ..............................................   $  1,463,761   $  1,461,925
                                                                                                        ============   ============
====================================================================================================================================

                  See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                 The following per share data and ratios have been derived    For the
                 from information provided in the financial statements.      Six Months         For the Year Ended November 30,
                                                                            Ended May 31, -----------------------------------------
                 Increase (Decrease) in Net Asset Value:                        2001        2000       1999       1998       1997
===================================================================================================================================
Per Share        Net asset value, beginning of period ....................   $  13.99     $  13.60   $  15.93   $  15.51   $  15.46
Operating                                                                    --------     --------   --------   --------   --------
Performance:     Investment income--net ..................................        .53         1.01       1.06       1.13       1.14
                 Realized and unrealized gain (loss) on investments--net .        .54          .45      (1.98)       .42        .05
                                                                             --------     --------   --------   --------   --------
                 Total from investment operations ........................       1.07         1.46       (.92)      1.55       1.19
                                                                             --------     --------   --------   --------   --------
                 Less dividends and distributions to Common Stock
                 shareholders:
                   Investment income--net ................................       (.41)        (.81)      (.87)      (.89)      (.91)
                   In excess of realized gain on investments--net ........         --           --       (.31)        --         --
                                                                             --------     --------   --------   --------   --------
                 Total dividends  and distributions to Common Stock
                 shareholders ............................................       (.41)        (.81)     (1.18)      (.89)      (.91)
                                                                             --------     --------   --------   --------   --------
                 Effect of Preferred Stock activity:
                   Dividends and distributions to Preferred Stock
                   shareholders:
                     Investment income--net ..............................       (.12)        (.26)      (.19)      (.21)      (.23)
                     In excess of realized gain on investments--net ......         --           --       (.04)      (.03)        --
                                                                             --------     --------   --------   --------   --------
                 Total effect of Preferred Stock activity ................       (.12)        (.26)      (.23)      (.24)      (.23)
                                                                             --------     --------   --------   --------   --------
                 Net asset value, end of period ..........................   $  14.53     $  13.99   $  13.60   $  15.93   $  15.51
                                                                             ========     ========   ========   ========   ========
                 Market price per share, end of period ...................   $  14.18     $12.8125   $  12.25   $  16.75   $15.5625
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Total            Based on market price per share .........................     13.95%+++    11.55%    (20.75%)    13.89%     13.96%
Investment                                                                   ========     ========   ========   ========   ========
Return:**        Based on net asset value per share ......................      6.94%+++     9.71%     (7.48%)     8.68%      6.52%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios Based     Total expenses, excluding reorganization expenses*** ....      1.04%*       1.10%      1.05%      1.02%      1.04%
on Average Net                                                               ========     ========   ========   ========   ========
Assets Of        Total expenses*** .......................................      1.04%*       1.29%      1.05%      1.02%      1.04%
Common Stock:                                                                ========     ========   ========   ========   ========
                 Total investment income--net*** .........................      7.34%*       7.59%      7.16%      7.24%      7.48%
                                                                             ========     ========   ========   ========   ========
                 Amount of dividends to Preferred Stock shareholders .....      1.63%*       1.91%      1.25%      1.37%      1.50%
                                                                             ========     ========   ========   ========   ========
                 Investment income--net, to Common Stock shareholders ....      5.71%*       5.68%      5.91%      5.87%      5.98%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios Based on  Total expenses, excluding reorganization expenses .......       .70%*        .73%       .73%       .71%       .72%
Total Average                                                                ========     ========   ========   ========   ========
Net Assets:***+  Total expenses ..........................................       .70%*        .86%       .73%       .71%       .72%
                                                                             ========     ========   ========   ========   ========
                 Total investment income--net ............................      4.99%*       5.04%      4.95%      5.03%      5.14%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Ratios Based     Dividends to Preferred Stock shareholders ...............      3.47%*       3.77%      2.81%      3.19%      3.35%
on Average                                                                   ========     ========   ========   ========   ========
Net Assets
Of Preferred
Stock:
===================================================================================================================================
Supplemental     Net assets, net of Preferred Stock, end of period
Data:            (in thousands) ..........................................   $206,088     $198,407   $123,760   $143,259   $137,633
                                                                             ========     ========   ========   ========   ========
                 Preferred Stock outstanding, end of period (in thousands)   $ 97,500     $ 97,500   $ 60,000   $ 60,000   $ 60,000
                                                                             ========     ========   ========   ========   ========
                 Portfolio turnover ......................................     29.20%       54.78%     57.94%     46.83%     30.50%
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Leverage:        Asset coverage per $1,000 ...............................   $  3,114     $  3,035   $  3,063   $  3,388   $  3,294
                                                                             ========     ========   ========   ========   ========
===================================================================================================================================
Dividends Per    Series A--Investment income--net ........................   $    441     $    962   $    703   $    798   $    838
Share On                                                                     ========     ========   ========   ========   ========
Preferred Stock  Series B--Investment income--net ........................   $    417     $    739         --         --         --
Outstanding:++                                                               ========     ========   ========   ========   ========
===================================================================================================================================

              *   Annualized.
             **   Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
            ***   Do not reflect the effect of dividends to Preferred Stock
                  shareholders.
              +   Includes Common and Preferred Stock average net assets.
             ++   The Fund's Preferred Stock was issued on November 30, 1992 for
                  Series A and February 7, 2000 for Series B.
            +++   Aggregate total investment return.

                  See Notes to Financial Statements.


                                    12 & 13

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of November 30, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended May 31, 2001, the Fund reimbursed FAM an aggregate of $31,334 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2001 were $84,060,855 and $93,481,842, respectively.

Net realized gains for the six months ended May 31, 2001 and net unrealized gains as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                     Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $ 3,265,157        $10,364,168
Financial futures contracts ..............             28,535                 --
                                                  -----------        -----------
Total ....................................        $ 3,293,692        $10,364,168
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of May 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $10,364,168, of which $13,534,255 related to appreciated securities and $3,170,087 related to depreciated securities. The aggregate cost of investments at May 31, 2001 for Federal income tax purposes was $288,344,019.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended May 31, 2001 remained constant and for the year ended November 30, 2000 increased by 5,081,330 as a result of issuance of Common Stock from reorganization.


                                    14 & 15

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2001 were as follows: Series A, 2.95% and Series B, 3.00%.

Shares issued and outstanding during the six months ended May 31, 2001 remained constant and for the year ended November 30, 2000 increased by 1,500 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $74,161 as commissions.

5. Capital Loss Carryforward:

At November 30, 2000, the Fund had a net capital loss carryforward of approximately $12,151,000, of which $265,000 expires in 2001; $2,331,000 expires in 2002; $2,699,000 expires in 2007 and $6,856,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On June 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070495 per share, payable on June 28, 2001 to shareholders of record as of June 19, 2001.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    16 & 17

                                   MuniYield New Jersey Fund, Inc., May 31, 2001

QUALITY PROFILE

The quality ratings of securities in the Fund as of May 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..................................................               67.0%
AA/Aa ....................................................                6.6
A/A ......................................................                5.1
BBB/Baa ..................................................               10.5
NR (Not Rated) ...........................................                5.3
Other+ ...................................................                3.9
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MYJ


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #16381--5/01